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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A
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                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report March 14, 1997
               (Date of earliest event reported): January 1, 1997



                              HARBINGER CORPORATION
                (Exact name of Company specified in its charter)


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
          GEORGIA                           0-26298                    58-1817306
(State or other jurisdiction of   (Commission File Number)   (IRS Employer Identification No.)
incorporation or organization)


     1055 LENOX PARK BOULEVARD, ATLANTA, GEORGIA                          30319
      (Address of principal executive offices)                         (Zip Code)

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                                 (404) 467-3000
                (Company's telephone number, including area code)



      This Form 8-K/A amends Registrant's previously filed Form 8-K dated January 1, 1997, which was filed on or about January 15, 1997.

     This document includes the financial statements and pro forma financial information which had been omitted from the previously filed document as permitted by Item 7(a)(4) of Form 8-K.


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                                                                   Page 1 of 24
                                                        Exhibit Index on Page 4


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired. The following financial statements for Harbinger NET Services, LLC are attached hereto as
         Exhibit 99.3:

         -    Independent Auditors' Report
         -    Balance Sheets as of December 31, 1996 and 1995
         - Statements of Operations for the periods ended December 31, 1996 and 1995
         - Statements of Shareholders' Equity for the periods ended December 31, 1996 and 1995
         - Statements of Cash Flows for the periods ended December 31, 1996 and 1995
         - Notes to Financial Statements for the periods ended December 31, 1996 and 1995


(b) Pro Forma Financial Information. Attached hereto as Exhibit 99.4 is the unaudited pro forma consolidated condensed statement of operations for the year ended December 31, 1996 and the unaudited pro forma consolidated condensed balance sheet as of December 31, 1996 including the notes to the unaudited pro forma consolidated condensed financial statements.

(c)       Exhibits.

         *2.1 Debenture Purchase Agreement Dated as of January 1, 1997 between the Company and BellSouth Telecommunications, Inc.

         *99.1 Text of Press Release of Harbinger Corporation, dated January 2, 1997.

         *99.2 Text of Press Release of Harbinger Corporation, dated October 28, 1996.

         99.3 Audited Financial Statements of Harbinger NET Services, LLC for the periods ended December 31, 1996 and 1995.

         99.4 Unaudited pro forma consolidated condensed statement of operations for the year ended December 31, 1996 and the unaudited pro forma consolidated condensed balance sheet as of December 31, 1996 including the notes to the unaudited pro forma consolidated condensed financial information.




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* Previously filed



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     HARBINGER CORPORATION



                                     /s/ Joel G. Katz
                                     -----------------------------
                                     JOEL G. KATZ
                                     Chief Financial Officer
                                     (Principal Financial Officer;
                                     Principal Accounting Officer)

Date: March 13, 1997







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                                  EXHIBIT INDEX

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   Exhibit                                                                                  Page No.
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     *2.1  Debenture Purchase Agreement Dated as of January 1, 1997 between the
           Company and BellSouth Telecommunications, Inc.

     *99.1 Text of Press Release of Harbinger Corporation, dated January 2,
           1997.

     *99.2 Text of Press Release of Harbinger Corporation, dated October 28,
           1996.

     99.3  Audited Financial Statements of Harbinger NET Services, LLC for the
           periods ended December 31, 1996 and 1995.                                         5

     99.4  Unaudited pro forma consolidated condensed statement of operations for the year ended December 31, 1996 and the unaudited pro forma consolidated condensed balance sheet as of December 31, 1996 including the notes to the unaudited pro forma consolidated
           condensed financial statements.                                                  19
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* Previously filed.






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